Exhibit 99.4

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may come before the special meeting. At the present time, the Board of Directors knows of no other business to be presented at the special meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1 and FOR Proposal 2. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. Signature__________________________________Signature, if held jointly_________________________________Date___________, 2023 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally, but only one holder is required to sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Please mark your votes like this X PROXY The Board of Directors recommends you vote FOR the following proposals: 23365 BANCORP34 Proxy Card_REV4 - Front CONTROL NUMBER 1. To adopt and approve the Agreement and Plan of Merger, dated as of April 27, 2023, by and between CBOA Financial, Inc. (“CBOA”) and Bancorp 34, Inc. (“Bancorp 34”), as it may be amended from time to time, under which CBOA will merge with and into Bancorp 34 with Bancorp 34 as the surviving corporation in the merger. 2 To adjourn the special meeting, if necessary or appropriate to permit further solicitation of proxies in favor of the merger proposal. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. Your smartphone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by smartphone must be received by 11:59 p.m., Eastern Time, on December 21, 2023. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet, Telephone, Smartphone or Tablet - QUICK EASY FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN VOTE BY INTERNET – www.cstproxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. IN PERSON – You may vote your shares in person by attending the special meeting. MOBILE VOTING – On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. PHONE – 1 (866) 894-0536 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Continental Stock Transfer & Trust Co., 1 State Street, New York, NY 10004.

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Special Meeting, Proxy Statement and Proxy Card are available at https://www.cstproxy.com/bancorp34/sm2023 PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholders(s) signing this proxy hereby appoint(s) Kevin Vaughn and James T. Crotty, or any of them, with full power of substitution in each, to act as proxy for the stockholder(s), and to vote all shares of common stock of the Bancorp 34, Inc. which the stockholder(s) is entitled to vote only at the Special Meeting of Stockholders to be held on December 22, 2023 at 10:00 a.m., Local Time, at Three Scottsdale Landing, 8777 E. Hartford Dr. Ste. 100, Scottsdale, Arizona and at any and all adjournments thereof, as indicated on the other side. PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ALTERNATIVELY, PLEASE VOTE BY INTERNET, TELEPHONE OR MOBILE DEVICE AS INDICATED ON THE REVERSE SIDE. 23365 BANCORP34 Proxy Card_REV4- Back (Continued, and to be marked, dated and signed, on the other side) Bancorp 34, Inc. Special Meeting of Stockholders December 22, 2023, 10:00 A.M., Local Time